SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2007



                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                000-50323                32-0061893
----------------------------      -------------        ----------------------
(State or other jurisdiction      (File Number)           (I.R.S. Employer
       of incorporation)                                identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

            Service 1st Bancorp, parent holding company for Service 1st Bank and Charter Services Group, Inc., reported that net income for the three months ending September 30, 2007 was $284,102 or a 71.52% increase compared to net income of $165,635 for the same quarter of 2006. However, the net income decreased for first nine months of 2007 to $580,736 compared to $605,642 for the same nine months in 2006.

            The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  (99.1)   Press Release dated November 14, 2007



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 14, 2007

Service 1st Bancorp

By: /s/ Robert E. Bloch
    ---------------------------
    Executive Vice President
    and Chief Financial Officer




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

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit Number                     Description                       Page Number
--------------                     -----------                       -----------

    99.1                Press Release dated November 14, 2007           5-6









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